EXHIBIT 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Genius Brands International, Inc. (the “Company”) on Form 10-K for the fiscal year ended December 31, 2019 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Robert L Denton, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 30, 2020	By:	/s/ Robert L. Denton
Robert L. Denton, Chief Financial Officer
(Principal Accounting Officer)